       THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD SEEK YOUR OWN FINANCIAL ADVICE IMMEDIATELY FROM YOUR OWN APPROPRIATELY AUTHORIZED INDEPENDENT FINANCIAL ADVISOR. IF YOU HAVE SOLD OR TRANSFERRED ALL OF YOUR REGISTERED HOLDINGS OF SHARES (AS DEFINED BELOW), PLEASE FORWARD THIS DOCUMENT AND ALL ACCOMPANYING DOCUMENTS TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

                         Notice of Guaranteed Delivery

                                      for

                        Tender of Shares of Common Stock
   (Including the Associated Rights to Purchase Series A Junior Participating
                                Preferred Stock)

                                       of

                               ADAC Laboratories

                                       to

                    Philips Medical Acquisition Corporation

                          a wholly owned subsidiary of

                            Philips Holding USA Inc.
                          a wholly owned subsidiary of

                      Koninklijke Philips Electronics N.V.
                   (Not to be used for Signature Guarantees)

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON TUESDAY, DECEMBER 12, 2000, UNLESS THE OFFER IS EXTENDED.

     As set forth under Section 3 -- "Procedure for Tendering Shares" in the Offer to Purchase, dated November 14, 2000, and any supplements or amendments thereto (the "Offer to Purchase"), this form (or a copy hereof) must be used to accept the Offer (as defined in the Offer to Purchase) if (i) certificates (the "Certificates") representing shares of common stock, no par value (the "Shares"), of ADAC Laboratories, a California corporation (the "Company"), are not immediately available, (ii) if the procedures for Book-Entry Transfer cannot be completed on a timely basis or (iii) time will not permit Certificates and all other required documents to reach Citibank, N.A. (the "Depositary") prior to the Expiration Date (as defined in the Offer to Purchase). This Notice of Guaranteed Delivery may be delivered by hand, by mail or by overnight courier or transmittal by facsimile transmission to the Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer to Purchase) in the form set forth herein. See the guaranteed delivery procedures described in the Offer to Purchase under Section 3 -- "Procedure for Tendering Shares".

                        The Depositary for the Offer is:

                                 CITIBANK, N.A.

                        By hand:                                                By courier:
                     Citibank, N.A.                                            Citibank, N.A.
                 Corporate Trust Window                                   915 Broadway, 5th Floor
               111 Wall Street, 5th Floor                                    New York, NY 10010
                   New York, NY 10043
                        By mail:                                             Confirm Facsimile
                     Citibank, N.A.                                            Transmission:
                      P.O. Box 685                                           By Telephone Only:
                  Old Chelsea Station                                          (800) 270-0808
                   New York, NY 10113
                                            By Facsimile Transmission:
                                         (For Eligible Institutions Only)
                                                  (212) 505-2248

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Philips Medical Acquisition Corporation, a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of Philips Holding USA Inc. ("Parent"), a Delaware corporation and a wholly owned subsidiary of Koninklijke Philips Electronics N.V., a company incorporated under the laws of the Netherlands ("Royal Philips"), upon the terms and subject to the conditions set forth in Merger Sub's Offer to Purchase dated November 14, 2000 (the "Offer to Purchase") and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares set forth below of common stock, no par value (the "Common Stock"), of ADAC Laboratories, a California corporation (the "Company"), together with the associated rights to purchase Series A Junior Participating Preferred Stock (the "Rights"), issued pursuant to the Rights Agreement, dated as of April 22, 1996, as amended (the "Rights Agreement"), between the Company and Chemical Mellon Shareholder Services, L.L.C. (the Common Stock and the Rights together being referred to herein as the "Shares"), pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Signature(s)
--------------------------------------------------------------------------------

Name(s) of Record Holder(s)
--------------------------------------------------------------------------------
                              PLEASE PRINT OR TYPE

Number of Shares
--------------------------------------------------------------------------------

Certificate No.(s) (If Available)
-----------------------------------------------------------------------------

Dated ________ , 2000

Address(es)
--------------------------------------------------------------------------------
                                                                        ZIP CODE

Area Code and Tel. No.(s)
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number
--------------------------------------------------------------------------------

Check box if Shares will be tendered by Book-Entry Transfer: [ ]

Account Number
--------------------------------------------------------------------------------

                THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary either certificates representing the Share tendered hereby, in proper form for transfer, or confirmation of Book-Entry Transfer of such Share into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three trading days (as defined in the Offer to Purchase) after the date hereof.

--------------------------------------------------------------------------------
                                  NAME OF FIRM

--------------------------------------------------------------------------------
                                    ADDRESS

--------------------------------------------------------------------------------
                                                                        ZIP CODE
Area Code and Tel. No.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE
Name
--------------------------------------------------------------------------------
                              PLEASE PRINT OR TYPE
Title
--------------------------------------------------------------------------------
Date ____________ , 2000

NOTE: DO NOT SEND CERTIFICATES FOR THE SHARES WITH THIS NOTICE. CERTIFICATES
      SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.